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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): August 24, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                          000-21642              35-1617970
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                      Identification Number)

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    7337 West Washington Street
    Indianapolis, Indiana                          46231
(Address of principal executive offices)         (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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
ITEM 7.01 REGULATION FD DISCLOSURE.

In a recent public  statement,  ATA Holdings  Corp.,  the parent  company of ATA
Airlines Inc. (the "Company"), has announced it is maintaining operations at Chicago-Midway. J. George Mikelsons, Chairman, President and Chief Executive Officer said, "As indicated in our recent SEC filing, ATA is busy restructuring its finances. While engaged in that effort, we are not abandoning Chicago-Midway, nor are we canceling any flights. We look forward to continuing to provide outstanding value to our many customers."

Caution Concerning Forward-Looking Statements: This communication contains certain "forward-looking statements." These statements are based on ATA Holdings Corp.'s management's current expectations and are naturally subject to uncertainty and changes in circumstances. Except to the extent required under the federal securities laws, ATA Holdings Corp. is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ATA Holdings Corp.

Date: August 25, 2004                 By: /s/ Gilbert F. Viets
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                                      Name: Gilbert F. Viets
                                      Title: Executive Vice President & CFO